EXHIBIT 31.02

 Certification Pursuant to Rule 13a-15(e)/15d-15(e)

I, Alfred R. Novas, the Co-President and Chief Financial Officer of Whitney Information Network, Inc. (the “Company”), certify that:

1.                                            I have reviewed this Annual Report on Form 10-K of the Company;

2.                                            Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the year covered by this Annual Report;

3.                                            Based on my knowledge, the Consolidated Financial Statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the years presented in this Annual Report;

4.                                            The Company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

                                                     a)           designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the year in which this Annual Report is being prepared;

                                                     b)           evaluated the effectiveness of the issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the year covered by this report based on such evaluation; and

                                                     c)           disclosed in this report any change in the issuer’s internal control over financial reporting that occurred during the issuer’s most recent fiscal quarter (the issuer’s fourth fiscal quarter in the case of an Annual Report) that has materially affected, or is reasonably likely to materially affect, the issuer’s internal control over financial reporting; and

5.                                            The Company’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the Audit Committee of the Company’s Board of Directors:

                                                     a)           all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

                                                     b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Dated: April 2, 2007

/s/ Alfred R. Novas
Name: Alfred R. Novas
Title: Co-President and Chief Financial Officer